                            ADVISOR CLASS SHARES OF

                          AIM DEVELOPING MARKETS FUND
                           AIM EMERGING MARKETS FUND
                         AIM LATIN AMERICAN GROWTH FUND
                  (SERIES PORTFOLIOS OF AIM INVESTMENT FUNDS)

                    Supplement dated October 16, 1998 to the
          Statement of Additional Information dated September 8, 1998



The first sentence in the second paragraph under the heading "NET ASSET VALUE DETERMINATION" on page 34 of the Statement of Additional Information should be deleted in its entirety and replaced with the following:

"Each equity security held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid."